[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your investment professional.
John W. Ballen*
Mark Regan*                                         CUSTODIAN
David E. Sette-Ducati*                              State Street Bank and Trust Company

TREASURER                                           WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -10.45%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -21.31% over the same period for the fund's benchmark, the Russell Midcap(R) Growth Index (the Russell Index). The Russell Index is a market-capitalization-weighted total return index that measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average midcap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -16.67%.

For much of 2000, we endured a global market correction that began in technology and dragged down the overall market. In the second half of the year, we believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers (PCs), cellular handsets and operators, and telecommunications (telecom) infrastructure. The growth rate of PC sales slowed dramatically in 2000, culminating in a poor holiday selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years. In addition, intense competition among wireless carriers drove down prices, making each customer less profitable.

Similarly, increasing competition among wire-line (non-cellular) phone companies made their businesses less profitable. This raised doubts about the ability of these companies to pay for the telecom infrastructure building boom that had been projected over the next several years to accommodate Internet traffic. The problems in PCs, cellular, and telecom had a huge ripple-down effect because much of the technology sector supplies these industries. The semiconductor industry, being at the end of the food chain as a component supplier, was perhaps the hardest hit.

Although the period was not a great one for the fund on an absolute performance basis, we did well relative to the Russell Index, and relative to our peers. We believe we outperformed on a relative basis because our analysts do great research and because we stuck to our basic strategies: we continued to buy good companies early, and we used the market correction to invest in a number of second-chance stocks. What also helped our performance, we feel, was our relatively low technology weighting for a midcap portfolio and our holding what we believed were better names in technology and other sectors -- firms that held up comparatively well in the correction. Although many of these stocks have not yet contributed significantly to performance, we believe we are well positioned for the period ahead.

Looking at the year ahead, it appears that investor expectations are much lower than in the recent past and that many people are anticipating a bad year. But that can actually be a great environment for a research-intensive firm such as ours. In our view, it's precisely when expectations are very high that investors are hardest to satisfy and that stocks are most vulnerable. In the current environment of lowered expectations, we believe we may potentially do well by using our research to find the companies that may perform better than the overall market and deliver results for investors.

One area where we see great opportunity -- and one of the largest concentrations in the portfolio -- is in secure Internet infrastructure companies. In our view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Secure Internet infrastructure refers to companies that try to solve those problems and make it possible for the Internet to function on a commercial basis.

In our view, these firms may be relatively unaffected by the problems dragging down much of the technology sector because the need for the solutions they provide is so urgent. We think companies such as CheckFree Corp., the dominant player in electronic payment on the Internet, and Internet Security Systems, whose products protect corporate networks from intruders, could potentially achieve extraordinary earnings growth for a number of years if some of their products become industry standards. Our research indicates that these and other Internet infrastructure firms in the portfolio, such as RSA Security and VeriSign, have dominant shares of their respective markets and the potential for high profit margins. Over the past six months, some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

Energy firms, particularly those involved in oil and gas exploration and production, are another large concentration in the portfolio. The prices of many of their stocks dropped significantly in autumn, on a temporary retreat in oil and gas prices, and we used that as a buying opportunity in the fourth quarter. We see the energy sector as an appealing area over the next several years because our research indicates that, even if oil and gas prices fall appreciably from current levels, the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth.

    Respectfully,

/s/ Mark Regan                          /s/ David E. Sette-Ducati

    Mark Regan                              David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is the portfolio manager of MFS(R) Emerging Growth Fund and a portfolio manager of MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the mid-cap growth portfolios of our mutual funds, variable annuities and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and MIT's Sloan School of Management.

David E. Sette-Ducati is Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth and mid- cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, and a portfolio manager in 2000. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and mergers and acquisitions strategy.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $142.2 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                                    6 Months       1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------
Cumulative Total Return              -10.45%      +10.95%     +130.99%     +218.04%     +220.27%
--------------------------------------------------------------------------------------------------
Average Annual Total Return            --         +10.95%     + 32.19%     + 26.04%     + 26.16%
--------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 28, 1995, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 94.7%
----------------------------------------------------------------------------------------
ISSUER                                                         SHARES              VALUE
----------------------------------------------------------------------------------------
U.S. Stocks - 94.7%
  Agricultural Products - 1.4%
    AGCO Corp.                                                164,200       $  1,990,925
----------------------------------------------------------------------------------------
  Business Services - 7.9%
    National Data Corp.                                        16,700       $    611,637
    NOVA Corp.*                                               186,900          3,726,319
    S1 Corp.*                                                 153,699            806,920
    VeriSign, Inc.*                                            82,212          6,099,103
                                                                            ------------
                                                                            $ 11,243,979
----------------------------------------------------------------------------------------
  Computer Software - Services - 12.5%
    CheckFree Corp.*                                          180,300       $  7,662,750
    ePresence, Inc.*                                           51,400            223,269
    Internet Security Systems, Inc.*                           80,000          6,275,000
    RSA Security, Inc.*                                        68,300          3,611,362
                                                                            ------------
                                                                            $ 17,772,381
----------------------------------------------------------------------------------------
  Computer Software - Systems - 11.7%
    Citrix Systems, Inc.*                                     360,300       $  8,106,750
    Computer Network Technology Corp.*                         27,000            777,938
    CSG Systems International, Inc.*                          149,640          7,023,727
    Digex, Inc.*                                               27,800            625,500
    JNI Corp.*                                                  6,000            136,125
                                                                            ------------
                                                                            $ 16,670,040
----------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Sportsline USA, Inc.*                                      62,800       $    333,625
----------------------------------------------------------------------------------------
  Containers - 0.1%
    Smurfit-Stone Container Corp.*                             11,700       $    174,769
----------------------------------------------------------------------------------------
  Electronics - 2.2%
    Cable Design Technologies Corp.*                          114,075       $  1,917,886
    QLogic Corp.*                                              15,881          1,222,837
    Transmeta Corp.*                                              680             15,980
                                                                            ------------
                                                                            $  3,156,703
----------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Del Monte Foods Co.*                                      191,400       $  1,387,650
----------------------------------------------------------------------------------------
  Internet - 5.2%
    Akamai Technologies, Inc.*                                 85,200       $  1,794,525
    CNET Networks, Inc.*                                      262,456          4,199,296
    Internap Network Services Corp.*                          166,700          1,208,575
    Switchboard, Inc.*                                         76,460            226,991
                                                                            ------------
                                                                            $  7,429,387
----------------------------------------------------------------------------------------
  Machinery - 3.4%
    W.W. Grainger, Inc.                                       130,500       $  4,763,250
----------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.6%
    Arthrocare Corp.*                                          34,000       $    663,000
    Cytyc Corp.*                                              133,700          8,364,606
    Davita, Inc.*                                             162,843          2,788,686
    VISX, Inc.*                                               178,600          1,864,138
                                                                            ------------
                                                                            $ 13,680,430
----------------------------------------------------------------------------------------
  Oil Services - 10.1%
    BJ Services Co.*                                            6,000       $    413,250
    Cooper Cameron Corp.*                                      29,500          1,948,844
    Diamond Offshore Drilling, Inc.                            23,300            932,000
    Global Industries, Inc.*                                  199,100          2,725,181
    Global Marine, Inc.*                                       58,000          1,645,750
    Noble Affiliates, Inc.                                     12,600            579,600
    Noble Drilling Corp.*                                     141,600          6,150,750
                                                                            ------------
                                                                            $ 14,395,375
----------------------------------------------------------------------------------------
  Oils - 14.3%
    Apache Corp.                                               60,500       $  4,238,781
    EOG Resources, Inc.                                        60,800          3,325,000
    Houston Exploration Co.*                                   78,400          2,989,000
    Newfield Exploration Co.*                                 131,900          6,257,006
    Transocean Sedco Forex, Inc.                               76,600          3,523,600
                                                                            ------------
                                                                            $ 20,333,387
----------------------------------------------------------------------------------------
  Pharmaceuticals - 1.3%
    IntraBiotics Pharmaceuticals, Inc.*                                     $
                                                               63,880            614,845
    United Therapeutics Corp.*                                 81,200          1,197,700
                                                                            ------------
                                                                            $  1,812,545
----------------------------------------------------------------------------------------
  Printing and Publishing - 2.1%
    Scholastic Corp.*                                          33,300       $  2,951,212
----------------------------------------------------------------------------------------
  Retail - 2.0%
    BJ's Wholesale Club, Inc.*                                 74,100       $  2,843,588
----------------------------------------------------------------------------------------
  Telecommunications - 9.7%
    Allegiance Telecom, Inc.*                                  77,800       $  1,732,266
    American Tower Corp., "A"*                                150,200          5,688,825
    Aware, Inc.*                                               12,700            225,425
    CIENA Corp.*                                               11,100            901,875
    EchoStar Communications Corp., "A"*                       179,600          4,085,900
    Metromedia Fiber Network, Inc., "A"*                       17,100            173,137
    Mpower Communications Corp.*                               42,700            218,837
    Pinnacle Holdings, Inc.*                                   11,500            104,219
    Tekelec Co.*                                               20,400            612,000
                                                                            ------------
                                                                            $ 13,742,484
----------------------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $150,985,337)                           $134,681,730
----------------------------------------------------------------------------------------

Short-Term Obligations - 3.0%
----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01             $    1,356       $  1,355,756
    Anheuser-Busch, Inc., due 1/02/01                             374            373,934
    Bank of America, due 1/02/01                                  355            355,000
    Federal Home Loan Bank, due 1/02/01                           307            306,951
    Gannett, Inc., due 1/04/01                                    211            210,885
    Gillette Co., due 1/02/01                                     359            358,937
    Goldman Sachs Group LP, due 1/02/01                         1,084          1,083,803
    Merrill Lynch & Co., Inc., due 1/02/01                        210            209,961
----------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                             $  4,255,227
----------------------------------------------------------------------------------------

Repurchase Agreements - 1.9%
----------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/2/01, total to
      be received $1,001 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)                              $        1       $      1,000
    Merrill Lynch, dated 12/29/00, due 1/2/01, total to
      be received $2,623,879 (secured by U.S. Treausury
      and Federal Agency obligations in a jointly traded
      account)                                                  2,622          2,622,000
----------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                        $  2,623,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $157,863,564)                           $141,559,957

Other Assets, Less Liabilities - 0.4%                                            622,159
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $142,182,116
----------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $157,863,564)           $141,559,957
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    30,944,633
  Cash                                                                     179
  Receivable for investments sold                                    1,315,094
  Dividends and interest receivable                                      7,751
  Receivable from investment adviser                                    41,148
  Other assets                                                             440
                                                                  ------------
      Total assets                                                $173,869,202
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $    709,679
  Collateral for securities loaned, at value                        30,944,633
  Payable to affiliates for management fee                               7,231
  Accrued expenses and other liabilities                                25,543
                                                                  ------------
      Total liabilities                                           $ 31,687,086
                                                                  ------------
Net assets                                                        $142,182,116
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $157,959,247
  Unrealized depreciation on investments                           (16,303,607)
  Accumulated undistributed net realized gain on investments           707,019
  Accumulated net investment loss                                     (180,543)
                                                                  ------------
      Total                                                       $142,182,116
                                                                  ============
Shares of beneficial interest outstanding                           10,270,632
                                                                  ============

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $13.84
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    138,242
    Dividends                                                            88,725
    Income on securities loaned                                          40,808
                                                                   ------------
      Total investment income                                      $    267,775
                                                                   ------------
  Expenses -
    Management fee                                                 $    413,737
    Trustees' compensation                                                3,160
    Shareholder servicing agent fee                                       5,082
    Administrative fee                                                    8,264
    Custodian fee                                                        25,584
    Printing                                                              2,051
    Auditing fees                                                        16,177
    Legal fees                                                            1,578
    Amortization of organization expenses                                   686
    Miscellaneous                                                        17,130
                                                                   ------------
      Total expenses                                               $    493,449
    Fees paid indirectly                                                 (3,983)
    Reduction of expenses by investment adviser                         (41,148)
                                                                   ------------
      Net expenses                                                 $    448,318
                                                                   ------------
        Net investment loss                                        $   (180,543)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis) $ 21,045,058
  Change in unrealized depreciation on investments                  (36,297,173)
                                                                   ------------
      Net realized and unrealized loss on investments              $(15,252,115)
                                                                   ------------
        Decrease in net assets from operations                     $(15,432,658)
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2000              JUNE 30, 2000
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (180,543)              $   (336,414)
  Net realized gain on investments                                 21,045,058                 43,457,479
  Net unrealized gain (loss) on investments                       (36,297,173)                12,767,114
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $(15,432,658)              $ 55,888,179
                                                                 ------------               ------------
Distributions declared to shareholders from net realized
  gain on investments                                            $(58,515,961)              $(11,347,449)
                                                                 ------------               ------------
Net increase in net assets from fund share transactions          $ 89,126,427               $ 20,561,252
                                                                 ------------               ------------
      Total increase in net assets                               $ 15,177,808               $ 65,101,982
Net assets:
  At beginning of period                                          127,004,308                 61,902,326
                                                                 ------------               ------------
  At end of period (including accumulated net investment
    loss of $180,543 and $0, respectively)                       $142,182,116               $127,004,308
                                                                 ============               ============
See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                          SIX MONTHS ENDED       ---------------------------------------------------------      PERIOD ENDED
                         DECEMBER 31, 2000             2000             1999           1998           1997    JUNE 30, 1996*
                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $26.08           $16.28           $15.04         $12.25         $11.13            $10.00
                                    ------           ------           ------         ------         ------            ------
Income from investment operations# -
  Net investment loss(S)            $(0.03)          $(0.08)          $(0.01)        $(0.02)        $(0.00)+++        $(0.01)
  Net realized and unrealized
    gain (loss) on
    investments                      (2.69)           12.51             2.96           3.45           1.40              1.14
                                    ------           ------           ------         ------         ------            ------
      Total from investment
        operations                  $(2.72)          $12.43           $ 2.95         $ 3.43         $ 1.40            $ 1.13
                                    ------           ------           ------         ------         ------            ------
Less distributions declared
  to shareholders from net
  realized gain on investments      $(9.52)          $(2.63)          $(1.71)        $(0.64)        $(0.28)           $ --
                                    ------           ------           ------         ------         ------            ------
Net asset value - end of
  period                            $13.84           $26.08           $16.28         $15.04         $12.25            $11.13
                                    ======           ======           ======         ======         ======            ======
Total return                        (10.45)%+   +     80.56%           22.05%         29.15%         12.80%            11.30%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                        0.66%+           0.72%            0.66%          0.66%          0.66%             0.70%+
    Net investment loss              (0.26)%+         (0.37)%          (0.07)%        (0.17)%        (0.01)%           (0.25)%+
Portfolio turnover                      58%             156%             147%           143%           136%               33%
Net assets at end of period
  (000 Omitted)                   $142,182         $127,004          $61,902        $48,936        $25,007            $8,149

(S) From May 3, 1996, through October 31, 1999, and from July 1, 2000, through December 31, 2000, the investment adviser voluntarily agreed to maintain the expenses of the fund, excluding management fees, at no more than 0.05% of average daily net assets. From
    December 28, 1995, through May 2, 1996, the investment adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
      Net investment loss           $(0.04)          $(0.09)          $(0.03)        $(0.04)        $(0.04)           $(0.09)
      Ratios (to average net assets):
        Expenses##                    0.72%+           0.75%            0.80%          0.83%          0.99%             2.59%+
        Net investment loss          (0.32)%+         (0.40)%          (0.21)%        (0.35)%        (0.34)%           (2.14)%+
  * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
+++ The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $29,930,265. These loans were collateralized by cash of $30,944,633 which was invested in the following short-term obligations:

                                                             IDENTIFIED COST
                                                      SHARES       AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      30,944,633     $30,944,633

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $109,258,083 and $85,972,178 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $157,863,564
                                                                  ------------
Gross unrealized depreciation                                     $(38,708,092)
Gross unrealized appreciation                                       22,404,485
                                                                  ------------
    Net unrealized depreciation                                   $(16,303,607)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 2000          YEAR ENDED JUNE 30, 2000
                                  -----------------------------------       ---------------------------
                                             SHARES            AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               1,520,276       $38,103,175         918,026       $17,382,945
Shares issued to shareholders in
  reinvestment
  of distributions                        4,123,126        57,187,752         515,867        10,657,807
Shares reacquired                          (242,601)       (6,164,500)       (366,853)       (7,479,500)
                                          ---------       -----------       ---------       -----------
    Net increase                          5,400,801       $89,126,427       1,067,040       $20,561,252
                                          =========       ===========       =========       ===========

(6) Line of Credit
The fund and other affiliated fund participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2000, was $450. The fund had no borrowings during the period.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IMC-3 02/01 387